UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 14, 2004


                            VIRAGE LOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-31089
                            (Commission File Number)

          Delaware                                           77-0416232
(State or other jurisdiction of                           (I.R.S. Employer
       incorporation)                                     Identification No.)


                              47100 Bayside Parkway
                            Fremont, California 94539
             (Address of principal executive offices, with zip code)

                                 (510) 360-8000
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

On October 14, 2004, Virage Logic Corporation issued a press release [revising its revenue and net income outlook for the fourth fiscal quarter of 2004.]


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

99.1. Press Release, dated October 14, 2004, entitled "VIRAGE LOGIC EXPECTS FOURTH-QUARTER FISCAL 2004 RESULTS TO EXCEED PRIOR BUSINESS OUTLOOK."




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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VIRAGE LOGIC CORPORATION



Date: October 14, 2004                       By: /s/ Michael E. Seifert
                                                 -------------------------------
                                                 Michael E. Seifert
                                                 Vice President, Finance and
                                                 Chief Financial Officer




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